UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  April 28, 1997



                   U.S. PHYSICAL THERAPY, INC.
          (Name of small business issuer in its charter)


    Nevada                   1-11151              76-0364866
(State or other          Commission File     (I.R.S. Employer
jurisdiction of          Number              Identification No.)
incorporation or
organization)



      3040 Post Oak Blvd., Suite  222, Houston, Texas  77056
   (Address of principal executive offices including zip Code)


                         (713) 297-7000
       (Registrant's telephone number, including area code)

                   U.S. PHYSICAL THERAPY, INC.

                             FORM 8-K


Item 5.   Other Events.

     On April 28, 1997, the Company's Common Stock began trading on the Nasdaq Stock Market, Inc. ("Nasdaq") National Market under the symbol "USPH." The Company's Common Stock previously was traded on the Nasdaq Small Cap Market.

     In connection with the commencement of trading of the Company's Common Stock on the Nasdaq National Market, the Company voluntarily delisted trading the Company's Common Stock on the Boston Stock Exchange.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U.S. PHYSICAL THERAPY, INC.


Date:   April 28, 1997        By:  /s/ MARK J. BROOKNER
                                   Mark J. Brookner
                                   Chief Financial Officer and
                                   Treasurer (duly authorized
                                   officer and principal financial
                                   officer)








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